UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 27, 2009

ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2210 Woodland Drive, Manitowoc, WI 54220
(Address of principal executive offices, including zip code)
(920) 892-9340
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (a)        Not applicable.

        (b)        Not applicable.

        (c)        Not applicable.

        (d)        Not applicable.

        (e)        Effective August 27, 2009, Orion Energy Systems, Inc. (“Orion”) entered into a letter agreement (the “Letter Agreement”) with John H. Scribante, Orion’s Senior Vice President of Business Development, amending the Executive Employment and Severance Agreement, dated March 18, 2008, between Orion and Mr. Scribante (the “Employment Agreement”). Pursuant to the Letter Agreement, Mr. Scribante will assume the position of President, Orion Technology Ventures, a newly formed division of Orion that will be charged with marketing advanced energy technologies. The Letter Agreement sets forth various terms relating to Mr. Scribante’s leadership of Orion Technology Ventures and prohibits sales of shares of Orion’s common stock held by Mr. Scribante on August 17, 2009 until March 31, 2010. Pursuant to the Letter Agreement, Mr. Scribante will also receive an option to purchase 250,000 shares of Orion’s common stock (the “Common Stock”) under Orion’s 2004 Stock and Incentive Awards Plan, which will vest based on Mr. Scribante’s continuous employment with Orion and the trading price of the Common Stock. Specifically, the option will vest and become exercisable as follows:

•	With respect to 50,000 shares if the average closing price per share of the Common Stock over five consecutive trading days equals or exceeds $4.00.

•	With respect to 50,000 shares if the average closing price per share of the Common Stock over five consecutive trading days equals or exceeds $5.00.

•	With respect to 50,000 shares if the average closing price per share of the Common Stock over five consecutive trading days equals or exceeds $6.00.

•	With respect to 50,000 shares if the average closing price per share of the Common Stock over five consecutive trading days equals or exceeds $7.00.

•	With respect to 50,000 shares if the average closing price per share of the Common Stock over five consecutive trading days equals or exceeds $8.00.

The option will be granted on September 1, 2009, and will have an exercise price per share equal to the closing price of a share of Common Stock on the date of grant.

        Except as expressly modified by the Letter Agreement, the Employment Agreement will continue in effect in accordance with its terms. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The Employment Agreement was previously filed as Exhibit 10.3 to Orion’s Current Report on Form 8-K filed on March 21, 2008, and is incorporated herein by reference.

        (f)        Not applicable.

Item 9.01.	Financial Statements and Exhibits.

        (a)        Not applicable.

        (b)        Not applicable.

        (c)        Not applicable.

        (d)       Exhibits. The following exhibits are being filed herewith:

(10.1)	Letter Agreement, dated as of August 27, 2009, between Orion and John H. Scribante.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: August 31, 2009	By: /s/ Neal R. Verfuerth
Neal R. Verfuerth
Chief Executive Officer

ORION ENERGY SYSTEMS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(10.1)	Letter Agreement, dated as of August 27, 2009, between Orion and John H. Scribante.